United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2010

Community Capital Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-18460	57-0866395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1402-C Highway 72, Greenwood, South Carolina	29649
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (864) 941-8200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Effective February 24, 2010, Mr. Stephen Skiba has been elected as a member of the Boards of Directors of Community Capital Corporation (the "Company") and the Company's bank subsidiary, CapitalBank. Mr. Skiba will be appointed to serve on the Company's Audit Committee and CapitalBank's Loan Committee. A copy of the press release announcing Mr. Skiba's election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 26, 2010, regarding the election of Mr. Stephen Skiba to the Boards of Directors of Community Capital Corporation and CapitalBank.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Capital Corporation
Date: February 26, 2010	By: /s/ R. WESLEY BREWER R. Wesley Brewer Chief Financial Officer, Executive Vice President, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 26, 2010, regarding the election of Mr. Stephen Skiba to the Boards of Directors of Community Capital Corporation and CapitalBank.